UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13

OR 15d OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2004

Commission File: 001-15849

SANTANDER BANCORP

(Exact name of Corporation as specified in its charter)

Commonwealth of Puerto Rico	66-0573723
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(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

207 Ponce de Leon Avenue, Hato Rey, Puerto Rico	00917
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

(787) 759-7070

Item 5. Other Events and Regulation FD Disclosure

On July 9, 2004 the Board of Directors of the Company declared a 10% stock dividend to all stockholders of record as of July 20, 2004 to be distributed on August 3, 2004.

A copy of the Press Release dated July 13, 2004 issued in connection with the declaration of the 10% stock dividend is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

    Exhibit 99.1 Press release dated July 13, 2004, announcing the Corporation's declaration of a 10% stock dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP
Name of Registrant

Dated:	16-Jul-04		By:/s/ María Calero
Executive Vice President and
Chief Accounting Officer